                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-8287

                     Cohen & Steers Equity Income Fund, Inc.
               (Exact name of registrant as specified in charter)

                      757 Third Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                                Robert H. Steers
                     Cohen & Steers Capital Management, Inc.
                                757 Third Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (212) 832-3232

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2003

Item 1. Reports to Stockholders.

The registrant's annual report to shareholders, for the period ended December 31, 2003, is hereby included.

Item 2. Code of Ethics.

On February 5, 2004, the registrant adopted a code of ethics that applies to the registrant's principal executive and principal financial officers. A copy of the code of ethics is attached as Exhibit 10(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant's audit committee has determined that it does not have an audit committee financial expert serving on its audit committee. Although no single audit committee member possesses the attributes necessary for qualification as an audit committee financial expert, several members have significant experience in the management of their personal assets and the assets of the businesses with which they are or have been associated. All members of the audit committee are also financially literate and have the necessary education and experience to be effective members of the audit committee. In addition, the registrant's nominating committee intends to recommend the appointment and election of an additional director who will qualify as an audit committee financial expert and the registrant's board will consider this nomination at a future meeting, with such appointment to take effect upon satisfying the requirements of section 16 of the 1940 Act.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate audit fees billed by the registrant's principal accountant to the registrant were $36,000 for the fiscal year ended December 31, 2002 and $42,000 for the fiscal year ended December 31, 2003.

(b) Audit-Related Fees. The aggregate audit-related fees billed by the registrant's principal accountant to the registrant were $4,000 for the fiscal year ended December 31, 2002 and $3,000 for the fiscal year ended December 31, 2003. These fees were billed in connection with agreed upon procedures performed by the registrant's principal accountant relating to after-tax return calculations.

(c) Tax Fees. The aggregate tax fees billed by the registrant's principal accountant to the registrant were $12,400 for the fiscal year ended December 31, 2002 and $10,300 for the fiscal year ended December 31, 2003. These fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

(d) All Other Fees. There were no other fees billed by the registrant's principal accountant to the registrant for the fiscal years ended December 31, 2002 and December 31, 2003.

For the fiscal year ended December 31, 2002, the aggregate fees billed by the registrant's principal accountant to the registrant's investment adviser for services provided by the principal accountant were $46,000. These fees were billed in connection with internal control reviews and

AIMR performance reviews and were not required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X since this portion of the Rule was not effective until 2003.

For the fiscal year ended December 31, 2003, the aggregate fees billed by the registrant's principal accountant to the registrant's investment adviser for services provided by the principal accountant and approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X were $49,500. These fees were billed in connection with internal control reviews and AIMR performance reviews.

(e)(1) Before the registrant's principal accountant is engaged to render audit or non-audit services to the registrant and non-audit services to the registrant's investment adviser and its affiliates, each engagement is approved by the registrant's audit committee.

(e)(2) None.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's principal accountant for services rendered to the registrant and the registrant's investment adviser and its affiliates were $62,400 for the fiscal year ended December 31, 2002 and $62,800 for the fiscal year ended December 31, 2003.

(h) This item was not applicable for the fiscal year ended December 31, 2003 since no such non-pre-approved services were rendered. For the fiscal year ended December 31, 2002, the registrant's audit committee did consider whether the provision of non-audit services that were rendered to the registrant's investment adviser and its affiliates was compatible with maintaining the principal accountant's independence. These non-audit services were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X since this portion of the Rule was not effective until 2003.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. [Reserved]

Item 9. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits.

(a) (1) Code of Ethics for Principal Executive and Principal Financial Officers

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS EQUITY INCOME FUND, INC.


By: /s/ Robert H. Steers
    -----------------------------------
    Name: Robert H. Steers
    Title: Chairman

Date: February 27, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert H. Steers                   By: /s/ Martin Cohen
    -----------------------------------        ---------------------------------
    Name: Robert H. Steers                     Name: Martin Cohen
    Title: Chairman, Secretary                 Title: President, Treasurer
           and principal executive                    and principal financial
           officer                                    officer

Date: February 27, 2004

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

February 17, 2004

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and year ended December 31, 2003. The net asset values per share at that date were $14.57, $14.18, and $14.18 for Class A, Class B, and Class C shares, respectively. Class I shares had a net asset value of $14.76. In addition, a distribution was declared for shareholders of record on December 22, 2003 and paid on December 23, 2003 to all four classes of shares. The distributions were as follows: Class A shares $0.24 per share ($0.16 per share quarterly distribution plus a $0.08 per share capital gain distribution), Class B shares $0.19 per share ($0.11 per share quarterly distribution plus a $0.08 per share capital gain distribution) Class C shares $0.19 per share ($0.11 per share quarterly distribution plus a $0.08 per share capital gain distribution) and Class I shares $0.27 per share ($0.19 per share quarterly distribution plus a $0.08 per share capital gain distribution).

2003 REVIEW

    For the quarter, Cohen & Steers Equity Income Fund had a total return, based on income and change in net asset value, of 10.0% for Class A shares. Class B and C shares both returned 9.8% for the quarter. Class I shares returned 10.0%. This compares to the NAREIT Equity REIT Index's(a) total return of 10.0%. For the year the fund's total return was 35.7% for Class A shares. Class B shares and C shares both returned 34.8%. Class I shares returned 36.2%. The NAREIT Equity REIT Index's total return was 37.1%. Fund performance information does not take into account sales loads or contingent deferred sales charges, if any.

    Exceeding even the most optimistic expectations, and frustrating many skeptics, 2003 was simply the best year for REIT investors in the modern era (since 1991). This was the year that REITs gained wider acceptance as both an important asset class and a financial instrument. We have long believed that REITs' investment characteristics -- namely high current yield, low correlation to other asset classes and strong total return potential -- are highly desirable. Record low returns on fixed-income investments made REIT current income and dividend growth capabilities all the more attractive. In our view, their low correlation to other asset classes, particularly following a major bear market in equities, offered a welcomed respite to investors whose risk tolerance has been dramatically reduced. The resilience of REIT cash flows and asset values, despite the sluggish economy and weak real estate markets, contributed to investors' confidence in their ability to produce healthy growth once these macro trends began to reverse, as they did in the second half of the year.

    While almost all REITs performed well in 2003, there were some interesting trends with respect to sector performance. The health care sector produced the best returns both in the fourth quarter (17.2%) and full year (53.6%). Health care fundamentals were better than expected due to a surprise increase in nursing home reimbursement in 2003, in spite of federal and local budget deficits. During the fourth quarter, the hotel sector fared second best (14.2%), followed by regional malls (12.5%). The full year runner-up to health care was the

-------------------
(a) The NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole.

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                                       1



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                     COHEN & STEERS EQUITY INCOME FUND, INC.

mall sector, delivering 52.2%. As was the case in the past several years, underperformers for both the quarter and full year were apartment and office building owners.

    Our performance for 2003 was essentially in line with our benchmark, but a more detailed analysis of the drivers of our performance is quite revealing. Our stock selection and overweight in the health care sector (led by Ventas, Inc., which returned 106% for the year) were key contributors to our performance. Other significant contributors to performance were our stock selection in the apartment and industrial sectors, as well as our underweight in the hotel sector. The most significant detractor from our relative performance was our allocation to REIT preferred securities, which we discuss in more detail below. Other detractors include our underweight in the shopping center sector, our overweight in the office sector and our stock selection in the regional mall sector.

    During 2003, we maintained an average allocation to REIT preferred securities of approximately 8%. This position generated a total return of better than 22%, a return that we are extremely pleased with. In fact, our performance far exceeded the 10-year average for REIT preferreds of approximately 10% per year. In a typical year for REITs, this level of performance in REIT preferreds would have more than likely been additive to our overall performance. However, with total returns of 37%, 2003 was certainly not a typical year for REIT equities. We expect REIT preferreds to continue to provide two key attributes that remain critical to our objective -- above-average current yield and below-average price volatility.

    We believe that REITs became an important component of many investment portfolios in 2003. Pension, endowment and charitable funds, along with many insurance companies found them to be attractive instruments with which to satisfy liabilities and other obligations. Investors shifting their investment objectives from pure growth to income and growth, particularly those approaching retirement age, found REITs to be an appealing alternative. REITs were included more than ever in portfolios of income-oriented and diversified investment vehicles and funds, both public and private, leveraged and unleveraged. For many investors who began to anticipate an increase in inflation and interest rates, REITs may have become a perceived safe haven from both, as REITs have historically performed well in high inflation and high interest rate environments. The consistent strong returns from REITs even attracted the attention of many die-hard direct real estate investors who had trouble finding bargains in the private market.

    To be sure, there were a fair number of fundamental reasons for REITs to have done well in 2003. Real estate has undergone a re-pricing over the past year, appreciating in value despite rising vacancies and softness in rents. Investors in both the public and private markets seemed to ignore recent market conditions, and instead valued property based on expected future cash flows. This strong real estate pricing bolstered REIT asset values. Low interest rates have clearly added to this pricing situation as it has enabled leveraged buyers to purchase properties at lower current returns than would be possible, or prudent, in a higher rate environment. Nonetheless, we are still not convinced that private real estate buyers in general have fully adapted, as much as REITs have, to the extraordinary credit market conditions that have prevailed.

    Over the past two years low interest rates and ready access to the financial markets have enabled most REITs to re-price their liabilities by retiring or refinancing high cost debt, or by adding to their leverage without assuming meaningfully higher risk. This phenomenon has not necessarily been fully appreciated by the investment community, in our opinion, but has undoubtedly enhanced equity values. In addition to stabilizing balance sheets and extending debt maturities, this has improved both the absolute level and, in our view, the quality of REIT

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                                       2



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                     COHEN & STEERS EQUITY INCOME FUND, INC.

earnings. As a result, REIT earnings performance overall in 2003 greatly exceeded what one would have expected in light of soft real estate markets. For example, the weighted average earnings per share of the 110 largest REITs declined by approximately 2.0%. More surprisingly, the dividends per share of the same group of companies grew by approximately 3.8% on average.

    As REITs consistently performed well throughout the year (rising in 11 out of 12 months), investor expectations for improving fundamentals were vindicated by economic statistics. The 8.2% rise in third quarter GDP was the highest rate of economic growth in 20 years. Following this showing, the expected 5.0% fourth quarter growth rate in our view should essentially dispel any lingering doubts about the durability of the U.S. economic recovery. Moreover, robust profit growth of corporate America validated the across-the-board rise in stock prices. The bottom line for investors in 2003 is that all major equity market indexes ended the year at annual highs in price, and REITs ended the year at record high share prices.

INVESTMENT OUTLOOK

    We believe that the key to REIT performance in 2004 will be the course of the U.S. economy. Not interest rates. Not Wall Street estimates of NAVs. Not valuations based on last year's earnings. A strong economy is essential to supporting real estate fundamentals. And strong fundamentals are essential to supporting REIT earnings growth and share prices. We remain optimistic about the course of the economy. In light of the return of business and consumer confidence, soaring profitability, ongoing fiscal stimulus and still-accommodative monetary policy, we believe the economy will remain strong. Our expectation is that in 2004 GDP will increase by at least 4%.

    We also believe that for the first time since the economic recovery began, the U.S. will experience strong job growth. We expect that 1.5 to 2.0 million jobs will be created this year. To the extent that this occurs, several dynamics of the real estate markets are likely to change significantly, primarily in the office and apartment sectors. Growth in service jobs will directly benefit owners of office buildings, particularly in larger cities such as New York, Boston, and Washington. We have concentrated our holdings in companies that have a strong presence in these cities. We are already seeing vacancy rates in these cities begin to decline, coincident with companies now shifting from layoffs to new hiring, such as those in the financial service industry. Because a relatively high percentage of new jobholders tend to rent apartments, the strong job growth we expect should benefit owners of multi-family properties. Our apartment holdings are concentrated in those markets that are expected to be at the forefront of the expected job growth (particularly in the southeast and southwest), as well as companies that have a strong presence in the northeast and western states where there is a higher tendency to rent apartments due to high population density and high home prices. We believe the hotel industry should benefit from increased business travel and increased tourism due to the weak dollar. However, our current weight in the hotel sector is unlikely to increase until more companies reinstate their dividends and we believe they are sustainable.

    One sector that we expect to experience little change in 2004 is regional malls. With ongoing economic growth, we expect consumers to continue their spending patterns. As a result, the already-low level of retail bankruptcies and mall vacancy rates should translate into higher profits for mall owners. We expect that, for the third year in a row, mall companies will enjoy the highest earnings growth rates in the real estate industry and this should continue to support strong stock price performance. Further, with payout ratios among the lowest in the REIT industry, we expect dividend growth to also remain well above average. In 2003, the average mall REIT

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                                       3



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                     COHEN & STEERS EQUITY INCOME FUND, INC.

enjoyed earnings growth of 9.2% per share and raised its dividend by 11.2%. We expect a similar pattern to develop this year. Given the relative outperformance of this sector over the past several years, our main challenge will be finding companies with current yields that meet our criteria.

    Notwithstanding our broad industry views, we believe that stock selection will be much more important than sector weights in 2004. The general level of REIT share prices has been adjusted upward and the strong economy should drive fundamentals for every property sector. What may differentiate performance will be individual company strategies, property acquisitions or the ability to capitalize on new opportunities. In 2003, companies that executed on such strategic initiatives enjoyed strong share price performance irrespective of the property sector or geographic region in which they operated.

    Following the extraordinary returns that REITs delivered in 2003, it is natural to ask whether they can continue to perform well this year. As shown in the table below, the years following those in which REITs have turned in their best total returns have historically shown a continuation of strong performance. Thus, one should not assume that one year of very strong performance is necessarily followed by a subpar year. If the past is any guide to what investors may see in 2004, it appears that strong trends tend to remain in place.

NAREIT EQUITY REIT RETURNS FOLLOWING BEST PERFORMING YEARS

                 TOTAL RETURN IN THE FOLLOWING:
      TOTAL    ----------------------------------
YEAR  RETURN   3 MOS.   6 MOS.   9 MOS.   12 MOS.
----  ------   ------   ------   ------   -------
1976  47.6%     7.6%    14.0%    15.0%     22.4%
1979  35.9%    -4.4%     7.1%    17.0%     24.4%
1983  30.6%     4.4%     3.8%    13.8%     20.9%
1991  35.7%     0.7%     3.3%    10.4%     14.6%
1996  35.3%     0.7%     5.7%    18.2%     20.3%
2000  26.4%     0.4%    11.4%     8.5%     13.9%
2003  37.1%     --       --       --       --

Past performance is no guarantee of future results. Returns are historical, include changes in share price and reflect reinvestment of all distributions. This information is presented for illustrative purposes only and does not represent the past performance of the fund. Investors cannot invest in this unmanaged index.

    Whereas REIT share prices are much higher than they were one year ago, we believe the health of the industry and the outlook for profit growth are stronger as well. In our experience, bear markets rarely, if ever, commence at this stage of economic and real estate cycles. In fact, the strengthening real estate markets are attracting an increasing amount of investment capital -- it is our understanding that a record amount of capital has been allocated to direct property ownership. We expect this to help to maintain strong pricing in most real estate markets. In our opinion, the rise in REIT prices has not changed the investment characteristics that investors are increasingly seeking.

    It remains our belief that while REITs are no longer as undervalued as they were over the past several years, the conditions to sustain continued strength and growth in this asset class are firmly in place. While we can rationally expect there to be share price corrections along the way -- as there always are -- we believe that REITs

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                                       4



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                     COHEN & STEERS EQUITY INCOME FUND, INC.

can still deliver solid, long-term returns to investors. In light of these strong fundamentals, combined with the valuation of REITs in comparison to many other asset classes, we believe that REITs will continue to appeal to investors seeking the potential for portfolio diversification, a high level of current income and attractive total returns.

Sincerely,

        MARTIN COHEN                ROBERT H. STEERS
        MARTIN COHEN                ROBERT H. STEERS
        President                   Chairman

                  GREG E. BROOKS
                  GREG E. BROOKS
                 Portfolio Manager

------------------------------------------------------------------------------
          Cohen & Steers is online at COHENANDSTEERS.COM

    We have enhanced both the look and features of our Web site to give you more information about our company, our funds and the REIT market in general.

    ONLINE ACCESS is available for shareholders of Cohen & Steers funds whose accounts are held directly with Boston Financial Data Services, the fund's transfer agent. After registering, you will be able to manage your entire account online including purchasing or redeeming shares, updating account information, and checking your portfolio holdings.

    Check out our interactive Asset Allocation Tool, which allows you to hypothetically add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 Index or Nasdaq composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles and our overall insights on the REIT market.

              So visit us today at COHENANDSTEERS.COM
------------------------------------------------------------------------------

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                                       5




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                     COHEN & STEERS EQUITY INCOME FUND, INC.

PERFORMANCE REVIEW

    The investment objective of Cohen & Steers Equity Income Fund, Inc. is to achieve high current income through investment in real estate securities. Capital appreciation is a secondary objective. The fund's investment advisor anticipates that the fund's equity investments in real estate companies will primarily be in securities that pay higher dividends than the stock market as a whole.

    In 2003, the fund's total returns, based on income and change in net asset value, for A, B, C and I shares were 35.65%, 34.84%, 34.84% and 36.16%, respectively. This compared to 37.13% for the NAREIT Equity REIT Index and 28.70% for the S&P 500. During the year, REITs gained wider acceptance as both an important asset class and a financial instrument as their low correlation to other asset classes offered a welcomed respite to investors whose risk tolerance has been dramatically reduced. In addition, investor expectations for improving fundamentals were vindicated by economic statistics. Our stock selection and overweight in the health care sector (led by Ventas, Inc., which returned 106% for the year) were key contributors to our performance. Other significant contributors to performance were our stock selection in the apartment and industrial sectors, as well as our underweight in the hotel sector. The most significant detractor from our relative performance was our allocation to REIT preferred securities. Other detractors include our underweight in the shopping center sector, our overweight in the office sector and our stock selection in the regional mall sector.

COHEN & STEERS EQUITY INCOME FUND--CLASS A


                             [PERFORMANCE GRAPH]

                             AVERAGE ANNUAL TOTAL RETURNS
                           FOR PERIODS ENDED DEC. 31, 2003
                   -------------------------------------------------
                   1 YEAR      5 YEARS      SINCE INCEPTION (9/2/97)
                   ------      -------      ------------------------
Fund               29.54%(b)   13.76%(b)              11.15%(b)
NAREIT Equity(a)   37.13%      14.35%                  9.57%
S&P 500(a)         28.70%      -0.56%                  4.42%


GROWTH OF A $10,000 INVESTMENT
SINCE INCEPTION

              COHEN AND
               STEERS           NAREIT
             EQUITY INCOME      Equity
              FUND --            REIT
              CLASS A           Index(a)     S&P 500(a)
 9/2/1997    $ 9,550           $10,000        $10,000
 9/30/1997   $ 9,908           $10,873        $10,228
12/31/1997   $10,453           $11,063        $10,522
 3/31/1998   $10,557           $11,011        $11,989
 6/30/1998   $10,240           $10,506        $12,385
 9/30/1998   $ 9,540           $ 9,401        $11,153
12/31/1998   $ 9,349           $ 9,126        $13,528
 3/31/1999   $ 8,882           $ 8,686        $14,202
 6/30/1999   $ 9,900           $ 9,562        $15,203
 9/30/1999   $ 9,084           $ 8,793        $14,253
12/31/1999   $ 8,842           $ 8,704        $16,374
 3/31/2000   $ 8,951           $ 8,912        $16,750
 6/30/2000   $10,097           $ 9,851        $16,306
 9/30/2000   $10,910           $10,604        $16,148
12/31/2000   $11,278           $11,000        $14,885
 3/31/2001   $11,734           $11,043        $13,120
 6/30/2001   $13,085           $12,259        $13,888
 9/30/2001   $12,542           $11,938        $11,849
12/31/2001   $13,130           $12,532        $13,116
 3/31/2002   $14,233           $13,566        $13,152
 6/30/2002   $14,851           $14,246        $11,390
 9/30/2002   $13,853           $12,956        $ 9,422
12/31/2002   $13,752           $13,009        $10,216
 3/31/2003   $13,856           $13,098        $ 9,894
 6/30/2003   $15,720           $14,815        $11,419
 9/30/2003   $16,963           $16,225        $11,721
12/31/2003   $18,653           $17,841        $13,149


COHEN & STEERS EQUITY INCOME FUND--CLASS B


                             [PERFORMANCE GRAPH]

                             AVERAGE ANNUAL TOTAL RETURNS
                           FOR PERIODS ENDED DEC. 31, 2003
                   --------------------------------------------------
                   1 YEAR      5 YEARS      SINCE INCEPTION (1/15/98)
                   ------      -------      -------------------------
Fund               30.84%(c)   13.75%(d)               9.27%(c)
NAREIT Equity(a)   37.13%      14.35%                  8.30%
S&P 500(a)         28.70%      -0.56%                  4.17%


GROWTH OF A $10,000 INVESTMENT
SINCE INCEPTION

             COHEN AND
              STEERS
              EQUITY     NAREIT
              INCOME     Equity
              FUND--     REIT
              CLASS B    Index(a)   S&P 500(a)
 1/15/1998   $10,000     $10,000    $10,000
 3/31/1998   $10,066     $ 9,953    $11,625
 6/30/1998   $ 9,739     $ 9,496    $12,009
 9/30/1998   $ 9,063     $ 8,497    $10,814
12/31/1998   $ 8,863     $ 8,249    $13,117
 3/31/1999   $ 8,410     $ 7,851    $13,770
 6/30/1999   $ 9,361     $ 8,643    $14,741
 9/30/1999   $ 8,576     $ 7,948    $13,820
12/31/1999   $ 8,333     $ 7,868    $15,876
 3/31/2000   $ 8,418     $ 8,056    $16,241
 6/30/2000   $ 9,485     $ 8,906    $15,811
 9/30/2000   $10,227     $ 9,587    $15,658
12/31/2000   $10,526     $ 9,944    $14,433
 3/31/2001   $10,928     $ 9,983    $12,721
 6/30/2001   $12,164     $11,082    $13,466
 9/30/2001   $11,641     $10,791    $11,489
12/31/2001   $12,166     $11,329    $12,717
 3/31/2002   $13,166     $12,264    $12,753
 6/30/2002   $13,717     $12,878    $11,044
 9/30/2002   $12,772     $11,713    $ 9,135
12/31/2002   $12,653     $11,761    $ 9,906
 3/31/2003   $12,729     $11,841    $ 9,593
 6/30/2003   $14,426     $13,393    $11,072
 9/30/2003   $15,540     $14,668    $11,365
12/31/2003   $16,861     $16,129    $12,750


--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

PERFORMANCE REVIEW -- (CONTINUED)

                  COHEN & STEERS EQUITY INCOME FUND -- CLASS C

                             [PERFORMANCE GRAPH]

                             AVERAGE ANNUAL TOTAL RETURNS
                           FOR PERIODS ENDED DEC. 31, 2003
                   --------------------------------------------------
                   1 YEAR      5 YEARS      SINCE INCEPTION (1/14/98)
                   ------      -------      -------------------------
Fund               34.84%      14.02%                  9.45%
NAREIT Equity(a)   37.13%      14.35%                  8.30%
S&P 500(a)         28.70%      -0.56%                  4.03%


GROWTH OF A $10,000 INVESTMENT
SINCE INCEPTION

             COHEN AND
              STEERS
              EQUITY     NAREIT
              INCOME     Equity
              FUND--     REIT
              CLASS C    Index(a)   S&P 500(a)
 1/14/1998    $10,000    $10,000    $10,000
 3/31/1998    $10,099    $ 9,953    $11,538
 6/30/1998    $ 9,771    $ 9,496    $11,919
 9/30/1998    $ 9,093    $ 9,497    $10,733
12/31/1998    $ 8,892    $ 8,249    $13,019
 3/31/1999    $ 8,454    $ 7,851    $13,667
 6/30/1999    $ 9,383    $ 8,643    $14,631
 9/30/1999    $ 8,603    $ 7,948    $13,716
12/31/1999    $ 8,359    $ 7,868    $15,757
 3/31/2000    $ 8,444    $ 8,056    $16,120
 6/30/2000    $ 9,516    $ 8,906    $15,693
 9/30/2000    $10,261    $ 9,587    $15,540
12/31/2000    $10,580    $ 9,944    $14,325
 3/31/2001    $10,974    $ 9,983    $12,626
 6/30/2001    $12,215    $11,082    $13,365
 9/30/2001    $11,690    $10,790    $11,403
12/31/2001    $12,217    $11,329    $12,622
 3/31/2002    $13,221    $12,264    $12,657
 6/30/2002    $13,775    $12,878    $10,961
 9/30/2002    $12,826    $11,713    $ 9,067
12/31/2002    $12,707    $11,761    $ 9,831
 3/31/2003    $12,783    $11,841    $ 9,522
 6/30/2003    $14,487    $13,393    $10,989
 9/30/2003    $15,605    $14,668    $11,280
12/31/2003    $17,133    $16,129    $12,654


                  COHEN & STEERS EQUITY INCOME FUND -- CLASS I

                             [PERFORMANCE GRAPH]

                             AVERAGE ANNUAL TOTAL RETURNS
                           FOR PERIODS ENDED DEC. 31, 2003
                   --------------------------------------------------
                   1 YEAR      5 YEARS      SINCE INCEPTION (7/15/98)
                   ------      -------      -------------------------
Fund               36.16%      15.40%                 11.71%
NAREIT Equity(a)   37.13%      14.35%                 10.10%
S&P 500(a)         28.70%      -0.56%                  0.44%



GROWTH OF A $100,000 INVESTMENT
SINCE INCEPTION

              COHEN AND
              STEERS
              EQUITY      NAREIT
              INCOME      Equity
              FUND--      REIT
              CLASS I     Index(a)   S&P 500(a)
 7/15/1998   $100,000     $100,000   $100,000
 9/30/1998   $ 91,240     $ 89,480   $ 86,870
12/31/1998   $ 89,415     $ 86,867   $105,373
 3/31/1999   $ 85,114     $ 82,680   $110,621
 6/30/1999   $ 94,877     $ 91,014   $118,420
 9/30/1999   $ 87,144     $ 83,697   $111,018
12/31/1999   $ 84,835     $ 82,851   $127,538
 3/31/2000   $ 85,980     $ 84,832   $130,471
 6/30/2000   $ 97,201     $ 93,764   $127,014
 9/30/2000   $105,317     $100,937   $125,782
12/31/2000   $109,467     $104,693   $115,946
 3/31/2001   $114,086     $105,102   $102,195
 6/30/2001   $127,217     $116,673   $108,173
 9/30/2001   $122,192     $113,616   $ 92,293
12/31/2001   $127,972     $119,274   $102,160
 3/31/2002   $138,824     $129,115   $102,446
 6/30/2002   $145,002     $135,583   $ 88,719
 9/30/2002   $135,374     $123,313   $ 73,388
12/31/2002   $134,412     $123,819   $ 79,575
 3/31/2002   $135,542     $124,661   $ 77,068
 6/30/2003   $154,029     $141,004   $ 88,944
 9/30/2003   $166,306     $154,427   $ 91,301
12/31/2003   $183,019     $169,808   $102,422





The performance data quoted represents past performance. Past performance is no guarantee of future results. The rate of return will vary and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. The performance information and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions on the redemption of fund shares.

(a) The comparative indexes are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the fund's performance. The fund's performance assumes the reinvestment of all dividends and distributions. The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded REITs as a whole. Prior to January 4, 1999, the NAREIT Equity REIT Index was published monthly. Total returns and cumulative values of a $10,000 investment are calculated from the date nearest each class's inception for which comparable performance data exist. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. For more information, including charges and expenses, please read the prospectus carefully before you invest.

(b) Returns reflect the imposition of a front end sales load of 4.50%. Without the sales load, the returns would have been 35.65% for the year ended December 31, 2003, 14.81% for the five years ended December 31, 2003, and 11.15% since inception.

(c) Return includes a deferred sales charge of 4%. Without the deferred sales charge, the total return would have been 34.84%.

(d) Return includes a deferred sales charge of 2%. Without the deferred sales charge, the total return would have been 13.99%.

(e) Return includes a deferred sales charge of 1%. Without the deferred sales charge, the total return would have been 9.38%.

(f) Commencement of operations.

(g) Initial offering of shares.

--------------------------------------------------------------------------------
                                      7

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2003

                                                                                      DIVIDEND
                                                       NUMBER         VALUE             YIELD
                                                      OF SHARES      (NOTE 1)      (UNAUDITED)(a)
                                                      ---------   --------------   --------------
EQUITIES                                    97.74%(b)
  COMMON STOCK                              90.84%
    DIVERSIFIED                             12.61%
         Colonial Properties Trust.................     555,000   $   21,978,000       6.72%
         Crescent Real Estate Equities Co..........     752,500       12,890,325       8.76
         iStar Financial...........................     812,000       31,586,800       6.81
         Newcastle Investment Corp. ...............     986,573       26,736,128       7.38
         Pennsylvania Real Estate Investment
           Trust...................................     274,400        9,960,720       5.95
         Vornado Realty Trust......................   1,107,900       60,657,525       5.19
                                                                  --------------
                                                                     163,809,498
                                                                  --------------
    HEALTH CARE                              9.44%
         Health Care Property Investors............   1,152,400       58,541,920       6.54
         Health Care REIT..........................     619,800       22,312,800       6.50
         Nationwide Health Properties..............     470,900        9,206,095       7.57
         Ventas....................................   1,480,300       32,566,600       4.86
                                                                  --------------
                                                                     122,627,415
                                                                  --------------
    HOTEL                                    2.01%
         Equity Inns...............................   1,349,300       12,211,165       5.75
         Hospitality Properties Trust..............     336,300       13,882,464       6.98
                                                                  --------------
                                                                      26,093,629
                                                                  --------------
    INDUSTRIAL                               4.59%
         Catellus Development Corp. ...............     192,573        4,644,861       4.48
         First Industrial Realty Trust.............     710,800       23,989,500       8.12
         Keystone Property Trust...................     748,800       16,540,992       5.98
         ProLogis..................................     451,300       14,482,217       4.49
                                                                  --------------
                                                                      59,657,570
                                                                  --------------

-------------------
(a) Dividend yield is computed by dividing the security's current annual dividend rate by its value at December 31, 2003. The dividend yield has not been audited.

(b) Percentages indicated are based on net assets of the fund.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2003

                                                                                     DIVIDEND
                                                       NUMBER         VALUE           YIELD
                                                      OF SHARES      (NOTE 1)      (UNAUDITED)
                                                      ---------   --------------   ------------
    OFFICE                                  21.83%
         Arden Realty..............................   1,540,500   $   46,738,770       6.66%
         Boston Properties.........................     789,000       38,021,910       5.23
         Brandywine Realty Trust...................   1,111,700       29,760,209       6.57
         CarrAmerica Realty Corp...................   1,154,400       34,378,032       6.72
         Equity Office Properties Trust............   1,575,200       45,129,480       6.98
         Highwoods Properties......................     251,300        6,383,020       6.69
         Mack-Cali Realty Corp.....................     728,300       30,311,846       6.05
         Maguire Properties........................     688,500       16,730,550       6.58
         Prentiss Properties Trust.................   1,092,800       36,051,472       6.79
                                                                  --------------
                                                                     283,505,289
                                                                  --------------
    OFFICE/INDUSTRIAL                        7.33%
         Kilroy Realty Corp........................     548,200       17,953,550       6.05
         Liberty Property Trust....................     983,200       38,246,480       6.22
         Mission West Properties...................     467,700        6,056,715       7.41
         Reckson Associates Realty Corp............   1,356,900       32,972,670       6.99
                                                                  --------------
                                                                      95,229,415
                                                                  --------------
    RESIDENTIAL                             15.36%
      APARTMENT                             14.66%
         AMLI Residential Properties Trust.........     918,300       24,610,440       7.16
         Apartment Investment & Management Co. ....     462,400       15,952,800       6.96
         Archstone-Smith Trust.....................   1,283,800       35,920,724       6.11
         AvalonBay Communities.....................     766,600       36,643,480       5.86
         Camden Property Trust.....................     482,000       21,352,600       5.73
         Gables Residential Trust..................     916,600       31,842,684       6.94
         Mid-America Apartment Communities.........     378,000       12,693,240       6.97
         Post Properties...........................     339,900        9,490,008       6.45
         Town and Country Trust....................      73,500        1,863,225       6.79
                                                                  --------------
                                                                     190,369,201
                                                                  --------------
      MANUFACTURED HOME                      0.70%
         Sun Communities...........................     233,000        9,017,100       6.30
                                                                  --------------
         TOTAL RESIDENTIAL.........................                  199,386,301
                                                                  --------------
    SELF STORAGE                             0.59%
         Sovran Self Storage.......................     204,800        7,608,320       6.49
                                                                  --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2003

                                                                                     DIVIDEND
                                                       NUMBER         VALUE           YIELD
                                                      OF SHARES      (NOTE 1)      (UNAUDITED)
                                                      ---------   --------------   ------------
    SHOPPING CENTER                         17.08%
      COMMUNITY CENTER                       6.83%
         Cedar Shopping Centers....................     450,000   $    5,589,000       7.25%
         Developers Diversified Realty Corp........     692,800       23,257,296       4.89
         Federal Realty Investment Trust...........      94,500        3,627,855       5.11
         Heritage Property Investment Trust........     806,900       22,956,305       7.38
         Kramont Realty Trust......................     813,100       14,717,110       7.18
         New Plan Excel Realty Trust...............     259,200        6,394,464       6.69
         Ramco-Gershenson Properties Trust.........     427,700       12,103,910       5.94
                                                                  --------------
                                                                      88,645,940
                                                                  --------------
      REGIONAL MALL                         10.25%
         CBL & Associates Properties...............     214,100       12,096,650       5.13
         Glimcher Realty Trust.....................     814,800       18,235,224       8.58
         Macerich Co...............................     759,100       33,779,950       5.48
         Mills Corp................................     652,900       28,727,600       5.14
         Simon Property Group......................     870,400       40,334,336       5.18
                                                                  --------------
                                                                     133,173,760
                                                                  --------------
         TOTAL SHOPPING CENTER.....................                  221,819,700
                                                                  --------------
             TOTAL COMMON STOCK (Identified
                cost -- $958,737,987)..............                1,179,737,137
                                                                  --------------
  PREFERRED STOCK                            6.90%
    DIVERSIFIED                              1.48%
         Colonial Properties Trust, 9.25%,
           Series C................................       2,300           61,686       8.61
         Colonial Properties Trust, 8.125%,
           Series D................................     121,000        3,286,360       7.47
         Crescent Real Estate Equities Co., 6.75%,
           Series A (Convertible)..................     315,300        7,374,867       7.23
         iStar Financial, 7.80%, Series F..........      50,000        1,307,500       7.46
         iStar Financial, 7.65%, Series G..........     201,200        5,080,300       7.56
         Newcastle Investment Corp., 9.75%,
           Series B................................      52,400        1,458,292       8.77
         Pennsylvania Real Estate Investment Trust,
           11.00%,
           Series A................................       9,800          597,800       9.02
                                                                  --------------
                                                                      19,166,805
                                                                  --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2003

                                                                                     DIVIDEND
                                                       NUMBER         VALUE           YIELD
                                                      OF SHARES      (NOTE 1)      (UNAUDITED)
                                                      ---------   --------------   ------------
    HEALTH CARE                              0.51%
         Health Care Property Investors, 7.10%,
           Series F................................      73,000   $    1,861,500       6.98%
         Nationwide Health Properties, 7.677%,
           Series P................................      50,000        4,710,000       8.15
                                                                  --------------
                                                                       6,571,500
                                                                  --------------
    HOTEL                                    0.63%
         FelCor Lodging Trust, $1.95, Series A
           (Convertible)...........................      49,100        1,187,238       8.06
         FelCor Lodging Trust, 9.00%, Series B.....      28,200          706,692       8.98
         Host Marriott Financial Trust, 6.75%,
           QUIPS(a) (Convertible)..................      15,900          810,900       6.63
         Innkeepers USA Trust, 8.625%, Series A....      54,800        1,376,028       8.60
         Innkeepers USA Trust, 8.00%, Series C.....     160,000        4,048,000       7.91
                                                                  --------------
                                                                       8,128,858
                                                                  --------------
    INDUSTRIAL                               0.24%
         Keystone Property Trust, 9.125%,
           Series D................................     115,300        3,130,395       8.40
                                                                  --------------

    NET LEASE                                0.28%
         Capital Automotive REIT, 7.50%,
           Series A................................     120,000        3,030,000       7.45
         Commercial Net Lease Realty, 9.00%,
           Series A................................      24,500          671,300       8.21
                                                                  --------------
                                                                       3,701,300
                                                                  --------------
    OFFICE                                   1.30%
         Alexandria Real Estate Equities, 9.10%,
           Series B................................      29,100          817,710       8.11
         HRPT Properties Trust, 8.75%, Series B....     160,000        4,456,000       7.86
         Highwoods Properties, 8.625%, Series A....       7,400        7,492,500       8.52
         SL Green Realty Corp., 7.625%,
           Series C................................     160,000        4,120,000       7.42
                                                                  --------------
                                                                      16,886,210
                                                                  --------------

-------------------
(a) QUIPS Quarterly Income Preferred Securities

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2003

                                                                                     DIVIDEND
                                                       NUMBER         VALUE           YIELD
                                                      OF SHARES      (NOTE 1)      (UNAUDITED)
                                                      ---------   --------------   ------------
    OFFICE/INDUSTRIAL                        0.17%
         Kilroy Realty Corp., 7.80%, Series E......      19,414   $      496,028       7.63%
         PS Business Parks, 8.75%, Series F........      66,300        1,780,818       8.15
                                                                  --------------
                                                                       2,276,846
                                                                  --------------
    RESIDENTIAL -- APARTMENT                 0.85%
         Apartment Investment & Management Co.,
           9.375%, Series G........................      73,300        1,983,498       8.65
         Apartment Investment & Management Co.,
           10.10%, Series Q........................      53,000        1,433,650       9.35
         Apartment Investment & Management Co.,
           10.00%, Series R........................     116,600        3,168,022       9.20
         Mid-America Apartment Communities, 8.30%,
           Series H................................     172,600        4,508,312       7.96
                                                                  --------------
                                                                      11,093,482
                                                                  --------------
    SHOPPING CENTER                          1.44%
      COMMUNITY CENTER                       0.28%
         Developers Diversified Realty Corp.,
           8.60%, Series F.........................      68,000        1,815,600       8.05
         Ramco-Gershenson Property Trust, 9.50%,
           Series B................................      25,100          704,055       8.48
         Urstadt Biddle Properties, 8.50%,
           Series C................................      10,000        1,052,500       8.08
                                                                  --------------
                                                                       3,572,155
                                                                  --------------
      REGIONAL MALL                          1.16%
         CBL & Associates Properties, 8.75%,
           Series B................................      49,000        2,685,200       7.99
         CBL & Associates Properties, 7.75%,
           Series C................................      60,000        1,626,000       7.16
         Glimcher Realty Trust, 8.75%, Series F....      63,400        1,678,832       8.27
         Mills Corp., 9.00%, Series B..............     147,700        4,067,658       8.17
         Mills Corp., 9.00%, Series C..............      44,000        1,216,380       8.14
         Mills Corp., 8.75%, Series E..............      69,000        1,869,900       8.08
         Taubman Centers, 8.30%, Series A..........      76,700        1,949,714       8.18
                                                                  --------------
                                                                      15,093,684
                                                                  --------------
         TOTAL SHOPPING CENTER.....................                   18,665,839
                                                                  --------------
             TOTAL PREFERRED STOCK (Identified
                cost -- $81,050,898)...............                   89,621,235
                                                                  --------------
             TOTAL EQUITIES (Identified
                cost -- $1,039,788,885)............                1,269,358,372
                                                                  --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2003

                                                       PRINCIPAL        VALUE
                                                        AMOUNT         (NOTE 1)
                                                      -----------   --------------
CORPORATE BOND                                0.34%
         Host Marriott, LP, 9.50%, due 01/15/07
           (Identified cost -- $3,953,189).........
                                                       $4,000,000   $    4,470,000
                                                                    --------------
COMMERCIAL PAPER                              1.97%
         UBS Financial, 0.75%, due 01/02/2004
           (Identified cost -- $25,577,467)........
                                                       25,578,000       25,577,467
                                                                    --------------
TOTAL INVESTMENTS (Identified
  cost -- $1,069,319,541).................  100.05%                  1,299,405,839
LIABILITIES IN EXCESS OF OTHER ASSETS.....  (0.05)%                       (694,450)
                                            ------                  --------------
NET ASSETS................................  100.00%                 $1,298,711,389
                                            ------                  --------------
                                            ------                  --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2003

ASSETS:
    Investments in securities, at value (Identified
       cost -- $1,069,319,541) (Note 1).....................  $1,299,405,839
    Cash....................................................             644
    Dividends and interest receivable.......................       9,134,430
    Receivable for fund shares sold.........................       6,874,181
    Other assets............................................          46,714
                                                              --------------
         Total Assets.......................................   1,315,461,808
                                                              --------------
LIABILITIES:
    Payable for investment securities purchased.............      14,799,493
    Payable to investment advisor...........................         793,373
    Payable for fund shares redeemed........................         723,184
    Payable for distribution fees...........................         165,673
    Payable for shareholder servicing fees..................         132,129
    Payable to administrator................................          38,184
    Other liabilities.......................................          98,383
                                                              --------------
         Total Liabilities..................................      16,750,419
                                                              --------------
NET ASSETS..................................................  $1,298,711,389
                                                              --------------
                                                              --------------
NET ASSETS consist of:
    Paid-in capital (Notes 1 and 5).........................  $1,070,157,470
    Accumulated net realized loss on investments............      (1,532,379)
    Net unrealized appreciation on investments..............     230,086,298
                                                              --------------
                                                              $1,298,711,389
                                                              --------------
                                                              --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                      14

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

               STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2003

CLASS A SHARES:
    NET ASSETS..............................................  $397,053,673
    Shares issued and outstanding ($0.001 par value common
       stock outstanding) (Note 5)..........................    27,258,027
                                                              ------------
    Net asset value and redemption price per share..........  $      14.57
                                                              ------------
                                                              ------------
    Maximum offering price per share ($14.57[div]0.955)(a)..  $      15.26
                                                              ------------
                                                              ------------
CLASS B SHARES:
    NET ASSETS..............................................  $251,284,498
    Shares issued and outstanding ($0.001 par value common
       stock outstanding) (Note 5)..........................    17,725,557
                                                              ------------
    Net asset value and offering price per share(b).........  $      14.18
                                                              ------------
                                                              ------------
CLASS C SHARES:
    NET ASSETS..............................................  $534,729,709
    Shares issued and outstanding ($0.001 par value common
       stock outstanding) (Note 5)..........................    37,721,834
                                                              ------------
    Net asset value and offering price per share(b).........  $      14.18
                                                              ------------
                                                              ------------
CLASS I SHARES:
    NET ASSETS..............................................  $115,643,509
    Shares issued and outstanding ($0.001 par value common
       stock outstanding) (Note 5)..........................     7,836,087
                                                              ------------
    Net asset value, offering and redemption value per
       share................................................  $      14.76
                                                              ------------
                                                              ------------

-------------------
(a) On investments of $100,000 or more, the offering price is reduced.
(b) Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge which varies with the length of time shares are held.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

Investment Income (Note 1):
    Dividend income.........................................    $ 40,472,600
    Interest income.........................................         523,104
                                                                ------------
         Total Income.......................................      40,995,704
                                                                ------------
Expenses:
    Investment advisory fees (Note 2).......................       6,376,456
    Distribution fees -- Class A (Note 2)...................         637,241
    Distribution fees -- Class B (Note 2)...................       1,381,672
    Distribution fees -- Class C (Note 2)...................       2,605,782
    Shareholder servicing fees -- Class A (Note 2)..........         254,897
    Shareholder servicing fees -- Class B (Note 2)..........         460,557
    Shareholder servicing fees -- Class C (Note 2)..........         868,594
    Administration and transfer agent fees (Note 2).........         919,511
    Shareholder reporting expenses..........................         253,210
    Registration and filing fees............................         101,948
    Custodian fees and expenses.............................          94,471
    Professional fees.......................................          78,029
    Line of credit fees (Note 6)............................          66,000
    Directors' fees and expenses (Note 2)...................          42,342
    Miscellaneous...........................................          51,145
                                                                ------------
         Total Expenses.....................................      14,191,855
                                                                ------------
Net Investment Income.......................................      26,803,849
                                                                ------------
Net Realized and Unrealized Gain on Investments:
    Net realized gain on investments........................      22,148,494
    Net change in unrealized appreciation/(depreciation) on
       investments..........................................     223,726,151
                                                                ------------
         Net realized and unrealized gain on investments....     245,874,645
                                                                ------------
Net Increase in Net Assets Resulting from Operations........    $272,678,494
                                                                ------------
                                                                ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                       FOR THE              FOR THE
                                                     YEAR ENDED            YEAR ENDED
                                                  DECEMBER 31, 2003   DECEMBER 31, 2002(a)
                                                  -----------------   --------------------
Change in Net Assets:
    From Operations:
         Net investment income..................   $   26,803,849        $ 16,228,570
         Net realized gain on investments.......       22,148,494          15,601,161
         Net change in unrealized
            appreciation/(depreciation) on
            investments.........................      223,726,151         (21,458,039)
                                                   --------------        ------------
              Net increase in net assets
                resulting from
                operations......................      272,678,494          10,371,692
                                                   --------------        ------------
    Dividends and Distributions to Shareholders
       from (Notes 1 and 4):
         Net investment income:
              Class A...........................       (8,629,923)         (8,421,019)
              Class B...........................       (5,619,525)         (6,589,830)
              Class C...........................      (10,234,247)        (10,523,594)
              Class I...........................       (2,320,154)         (1,857,079)
         Net realized gain on investments:
              Class A...........................       (6,891,404)         (1,458,604)
              Class B...........................       (4,639,437)         (1,208,145)
              Class C...........................       (9,557,074)         (2,064,654)
              Class I...........................       (1,846,151)           (310,959)
         Tax return of capital:
              Class A...........................       (1,807,375)           (116,712)
              Class B...........................       (1,370,579)            (93,175)
              Class C...........................       (2,524,900)           (150,081)
              Class I...........................         (428,740)            (25,463)
                                                   --------------        ------------
                   Total dividends and
                     distributions to
                     shareholders...............      (55,869,509)        (32,819,315)
                                                   --------------        ------------
    Capital Stock Transactions (Note 5):
         Increase in net assets from fund share
            transactions........................      518,879,524         272,412,465
                                                   --------------        ------------
              Total increase in net assets......      735,688,509         249,964,842
    Net Assets:
         Beginning of year......................      563,022,880         313,058,038
                                                   --------------        ------------
         End of year............................   $1,298,711,389        $563,022,880
                                                   --------------        ------------
                                                   --------------        ------------

-------------------
(a) See Note 1.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                        CLASS A
                                        ------------------------------------------------------------------------
                                                            FOR THE YEAR ENDED DECEMBER 31,
                                        ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:            2003          2002(a)        2001(a)        2000(a)        1999(a)
--------------------------------        ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of year....     $11.43         $11.69         $10.72         $ 9.03         $10.31
                                           ------         ------         ------         ------         ------
Income from investment operations:
   Net investment income..............       0.46(b)        0.41           0.51           0.56           0.62
   Net realized and unrealized
     gain/(loss) on investments.......       3.49           0.16           1.20           1.85          (1.18)
                                           ------         ------         ------         ------         ------
       Total from investment
         operations...................       3.95           0.57           1.71           2.41          (0.56)
                                           ------         ------         ------         ------         ------
Less dividends and distributions to
 shareholders from:
   Net investment income..............      (0.44)         (0.72)         (0.53)         (0.58)         (0.60)
   Net realized gain on investments...      (0.28)         (0.10)            --             --             --
   Tax return of capital..............      (0.09)         (0.01)         (0.21)         (0.14)         (0.12)
                                           ------         ------         ------         ------         ------
       Total dividends and
         distributions to
         shareholders.................      (0.81)         (0.83)         (0.74)         (0.72)         (0.72)
                                           ------         ------         ------         ------         ------
Redemption fees retained by the
 fund.................................         --(d)          --             --             --             --
                                           ------         ------         ------         ------         ------
       Net increase/(decrease) in net
         asset value..................       3.14          (0.26)          0.97           1.69          (1.28)
                                           ------         ------         ------         ------         ------
Net asset value, end of year..........     $14.57         $11.43         $11.69         $10.72         $ 9.03
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
--------------------------------------------------------------------------------------------------------------
Total investment return(c)............      35.65%          4.73%         16.43%         27.55%        - 5.42%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
--------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
-------------------------
Net assets, end of year (in millions).     $397.1         $164.6         $ 93.3         $ 44.9         $ 26.0
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
Ratio of expenses to average daily net
 assets
 (before expense reduction)...........       1.29%          1.32%          1.41%          1.58%          1.70%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
Ratio of expenses to average daily net
 assets
 (net of expense reduction)...........       1.29%          1.32%          1.41%          1.57%          1.60%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
Ratio of net investment income to
 average daily net assets (before
 expense reduction)...................       3.54%          3.61%          4.92%          6.12%          5.76%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
Ratio of net investment income to
 average daily net assets (net of
 expense reduction)...................       3.54%          3.61%          4.92%          6.13%          5.86%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
Portfolio turnover rate...............      24.86%         30.87%         22.20%         30.36%         62.51%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------

-------------------
(a) See Note 1.

(b) Calculated based on the average shares outstanding during the year.

(c) Does not reflect sales charges, which would reduce return.

(d) Less than $0.005 per share.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                        CLASS B
                                        ------------------------------------------------------------------------
                                                            FOR THE YEAR ENDED DECEMBER 31,
                                        ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:            2003          2002(a)        2001(a)        2000(a)        1999(a)
--------------------------------        ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of year....     $11.17         $11.45         $10.59         $ 8.98         $10.27
                                           ------         ------         ------         ------         ------
Income from investment operations:
   Net investment income..............       0.36(b)        0.33           0.44           0.46           0.54
   Net realized and unrealized
     gain/(loss) on investments.......       3.41           0.15           1.16           1.83          (1.15)
                                           ------         ------         ------         ------         ------
       Total from investment
         operations...................       3.77           0.48           1.60           2.29          (0.61)
                                           ------         ------         ------         ------         ------
Less dividends and distributions to
 shareholders from:
   Net investment income..............      (0.39)         (0.65)         (0.47)         (0.55)         (0.56)
   Net realized gain on investments...      (0.28)         (0.10)            --             --             --
   Tax return of capital..............      (0.09)         (0.01)         (0.27)         (0.13)         (0.12)
                                           ------         ------         ------         ------         ------
       Total dividends and
         distributions to
         shareholders.................      (0.76)         (0.76)         (0.74)         (0.68)         (0.68)
                                           ------         ------         ------         ------         ------
       Net increase/(decrease) in net
         asset value..................       3.01          (0.28)          0.86           1.61          (1.29)
                                           ------         ------         ------         ------         ------
Net asset value, end of year..........     $14.18         $11.17         $11.45         $10.59         $ 8.98
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
--------------------------------------------------------------------------------------------------------------
Total investment return(c)............      34.84%          4.01%         15.57%         26.31%        - 5.98%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
--------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
-------------------------
Net assets, end of year (in millions).     $251.3         $133.0         $ 85.2         $ 26.8         $ 15.1
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
Ratio of expenses to average daily net
 assets
 (before expense reduction)...........       1.94%          1.97%          2.04%          2.23%          2.40%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
Ratio of expenses to average daily net
 assets
 (net of expense reduction)...........       1.94%          1.97%          2.04%          2.22%          2.26%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
Ratio of net investment income to
 average daily net assets (before
 expense reduction)...................       2.86%          2.92%          4.29%          5.47%          5.35%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
Ratio of net investment income to
 average daily net assets (net of
 expense reduction)...................       2.86%          2.92%          4.29%          5.48%          5.49%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
Portfolio turnover rate...............      24.86%         30.87%         22.20%         30.36%         62.51%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------

-------------------
(a) See Note 1.

(b) Calculated based on the average shares outstanding during the year.

(c) Does not reflect sales charges, which would reduce return.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                        CLASS C
                                        ------------------------------------------------------------------------
                                                            FOR THE YEAR ENDED DECEMBER 31,
                                        ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:            2003          2002(a)        2001(a)      2000(a)          1999(a)
--------------------------------        ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of year....     $11.17         $11.45         $10.60         $ 8.97         $10.26
                                           ------         ------         ------         ------         ------
Income from investment operations:
   Net investment income..............       0.36(b)        0.33           0.44           0.48           0.54
   Net realized and unrealized
     gain/(loss) on investments.......       3.41           0.15           1.15           1.83          (1.15)
                                           ------         ------         ------         ------         ------
       Total from investment
         operations...................       3.77           0.48           1.59           2.31          (0.61)
                                           ------         ------         ------         ------         ------
Less dividends and distributions to
 shareholders from:
   Net investment income..............      (0.39)         (0.65)         (0.47)         (0.55)         (0.56)
   Net realized gain on investments...      (0.28)         (0.10)            --             --             --
   Tax return of capital..............      (0.09)         (0.01)         (0.27)         (0.13)         (0.12)
                                           ------         ------         ------         ------         ------
       Total dividends and
         distributions to
         shareholders.................      (0.76)         (0.76)         (0.74)         (0.68)         (0.68)
                                           ------         ------         ------         ------         ------
       Net increase/(decrease) in net
         asset value..................       3.01          (0.28)          0.85           1.63          (1.29)
                                           ------         ------         ------         ------         ------
Net asset value, end of year..........     $14.18         $11.17         $11.45         $10.60         $ 8.97
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
--------------------------------------------------------------------------------------------------------------
Total investment return(c)............      34.84%          4.01%         15.46%         26.58%        - 5.99%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
--------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
-------------------------
Net assets, end of year (in millions).     $534.7         $228.6         $115.4         $ 34.1         $ 19.6
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
Ratio of expenses to average daily net
 assets
 (before expense reduction)...........       1.94%          1.97%          2.04%          2.23%          2.39%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
Ratio of expenses to average daily net
 assets
 (net of expense reduction)...........       1.94%          1.97%          2.04%          2.22%          2.25%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
Ratio of net investment income to
 average daily net assets (before
 expense reduction)...................       2.89%          2.97%          4.31%          5.47%          5.35%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
Ratio of net investment income to
 average daily net assets (net of
 expense reduction)...................       2.89%          2.97%          4.31%          5.48%          5.49%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
Portfolio turnover rate...............      24.86%         30.87%         22.20%         30.36%         62.51%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------

-------------------
(a) See Note 1.

(b) Calculated based on the average shares outstanding during the year.

(c) Does not reflect sales charges, which would reduce return.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                        CLASS I
                                        ------------------------------------------------------------------------
                                                            FOR THE YEAR ENDED DECEMBER 31,
                                        ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:            2003          2002(a)        2001(a)        2000(a)        1999(a)
--------------------------------        ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of year....     $11.55         $11.81         $10.78         $ 9.00         $10.28
                                           ------         ------         ------         ------         ------
Income from investment operations:
   Net investment income..............       0.51(b)        0.45           0.59           0.71           0.58
   Net realized and unrealized
     gain/(loss) on investments.......       3.54           0.16           1.18           1.82          (1.11)
                                           ------         ------         ------         ------         ------
       Total from investment
         operations...................       4.05           0.61           1.77           2.53          (0.53)
                                           ------         ------         ------         ------         ------
Less dividends and distributions to
 shareholders from:
   Net investment income..............      (0.47)         (0.76)         (0.57)         (0.61)         (0.62)
   Net realized gain on investments...      (0.28)         (0.10)            --             --             --
   Tax return of capital..............      (0.09)         (0.01)         (0.17)         (0.14)         (0.13)
                                           ------         ------         ------         ------         ------
       Total dividends and
         distributions to
         shareholders.................      (0.84)         (0.87)         (0.74)         (0.75)         (0.75)
                                           ------         ------         ------         ------         ------
       Net increase/(decrease) in net
         asset value..................       3.21          (0.26)          1.03           1.78          (1.28)
                                           ------         ------         ------         ------         ------
Net asset value, end of year..........     $14.76         $11.55         $11.81         $10.78         $ 9.00
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
--------------------------------------------------------------------------------------------------------------
Total investment return...............      36.16%          5.03%         16.90%         29.05%        - 5.12%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
--------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
-------------------------
Net assets, end of year (in millions).     $115.6         $ 36.9         $ 19.2         $ 13.7         $  2.8
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
Ratio of expenses to average daily net
 assets
 (before expense reduction)...........       0.94%          0.97%          1.08%          1.23%          1.34%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
Ratio of expenses to average daily net
 assets
 (net of expense reduction)...........       0.94%          0.97%          1.08%          1.22%          1.26%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
Ratio of net investment income to
 average daily net assets (before
 expense reduction)...................       3.92%          3.99%          5.30%          6.47%          7.39%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
Ratio of net investment income to
 average daily net assets (net of
 expense reduction)...................       3.92%          3.99%          5.30%          6.48%          7.47%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
Portfolio turnover rate...............      24.86%         30.87%         22.20%         30.36%         62.51%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------

-------------------
(a) See Note 1.

(b) Calculated based on the average shares outstanding during the year.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       21

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Equity Income Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on July 3, 1997 and is registered under the Investment Company Act of 1940, as amended, as an open-end, nondiversified management investment company. The authorized shares of the fund are divided into four classes designated Class A, B, C, and I shares. Each of the fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares).

    The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the Nasdaq national list, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the board of directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the board of directors believes most closely reflect the value of such securities.

    Short-term debt securities, which have a maturity value of 60 days or less, are valued at amortized cost, which approximates value.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such

--------------------------------------------------------------------------------
                                       22

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

    Revision of Financial Information: Due to the nature of commercial real estate and the REIT structure, which generally is not subject to corporate tax, REIT dividends can be characterized as a combination of net income, capital gains (from asset dispositions) and return of capital (which generally relates to property depreciation). To date, it has been the fund's policy to distribute to its shareholders all dividends received, regardless of dividend characterization, from the securities it holds in the year that such dividends were received. The fund has reclassified a portion of its net investment income as an increase to net realized gain on investments and as an increase to unrealized appreciation/(depreciation) on investments for the current year and for prior periods. These reclassifications are being done to recognize the return of capital and realized gains that have been reported by the securities held in the portfolio of investments. These changes for the year ended
December 31, 2002 are reflected in the Statement of Changes in Net Assets as follows:

                                                           PREVIOUSLY         AS
                                                            REPORTED       REVISED
                                                            --------       -------
Net investment income...................................  $ 27,112,758   $ 16,228,570
Net realized gain on investments........................    10,913,342     15,601,161
Net change in unrealized appreciation/(depreciation) on
  investments...........................................   (27,654,408)   (21,458,039)
                                                          ------------   ------------
    Net increase in net assets resulting from
       operations.......................................  $ 10,371,692   $ 10,371,692
                                                          ------------   ------------
                                                          ------------   ------------

    On the Financial Highlights, the net investment income per share figures have been reduced and the net realized gain/(loss) on investments per share have been correspondingly increased. In addition, the ratios of net investment income have been reduced. These reclassifications do not change the actual dividends that were received by the fund, nor do they alter any taxpayer records, as such adjustments have historically been captured in the fund's tax reporting to its shareholders.

--------------------------------------------------------------------------------
                                       23

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    The reclassifications for the Financial Highlights are as follows:

                                                        DECREASE IN RATIOS
                                                        OF NET INVESTMENT
                                    INCREASE IN NET     INCOME TO AVERAGE
                                      REALIZED AND       DAILY NET ASSETS
                                       UNREALIZED        (BEFORE EXPENSE
                 DECREASE IN NET     GAIN/(LOSS) ON     REDUCTION AND NET
 YEAR ENDED     INVESTMENT INCOME     INVESTMENTS           OF EXPENSE
DECEMBER 31,        PER SHARE          PER SHARE            REDUCTION)
------------        ---------          ---------            ----------
    2002              $0.31              $0.31                 2.67%
    2001              $0.21              $0.21                 1.83%
    2000              $0.18              $0.18                 1.64%
    1999              $0.14              $0.14                 1.74%

    These reclassifications had no effect on net assets or the net increase in net assets resulting from operations or cash received from the underlying investments.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly. Distributions to shareholders are recorded on the ex-dividend date. Dividends are automatically reinvested in full and fractional shares of the fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

    A portion of the fund's dividend may consist of amounts in excess of net investment income derived from nontaxable components of the dividends from the fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from generally accepted accounting principles.

    Federal Income Taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the advisor) serves as the fund's investment advisor pursuant to an investment advisory agreement (the advisory agreement). Under the terms of the advisory agreement, the advisor provides the fund with the day-to-day investment decisions and generally manages the fund's investments in accordance with the stated policies of the fund, subject to the supervision of the fund's board of directors. For the services provided to the fund, the advisor receives a monthly management fee in an

--------------------------------------------------------------------------------
                                       24

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

amount equal to 1/12th of 0.75% of the average daily net assets of the fund. For the year ended December 31, 2003, the fund incurred $6,376,456 in advisory fees.

    Administration Fees: The fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the fund and receives a fee of 0.02% of the fund's average daily net assets. For the year ended December 31, 2003, the fund paid the advisor $170,039 in fees under this administration agreement.

    Distribution Fees: Cohen & Steers Securities, LLC (the distributor), an affiliated entity of Cohen & Steers Capital Management, Inc., distributes the shares of the fund.

    The fund has adopted a distribution plan (the plan) on behalf of the fund pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the fund may not incur distribution fees which exceed an annual rate of 0.25% of the average daily net assets attributable to the Class A shares and 0.75% of the average daily net assets attributable to the Class B and Class C shares For the year ended December 31, 2003, the fund paid $4,624,695 in fees under the plan.

    Shareholder Servicing Fees: The fund has adopted a shareholder services plan which provides that the fund may obtain the services of qualified financial institutions to act as shareholder servicing agents for their customers. For these services, the fund may pay the shareholder servicing agent a fee at an annual rate of up to 0.10% of the average daily net asset value of the fund's Class A shares and up to 0.25% of the average daily net asset value of the fund's Class B and C shares. For the year ended December 31, 2003, the fund paid $1,584,048 under the shareholder servicing plan.

    Directors' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the advisor. None of the directors and officers so affiliated received compensation from the fund for their services. For the year ended December 31, 2003, fees and related expenses accrued for nonaffiliated directors totaled $42,342.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2003 totaled $711,096,645 and $207,043,405, respectively.

NOTE 4. INCOME TAXES

    The fund had a return of capital of $6,131,594 for the year ended December 31, 2003 which has been deducted from paid-in capital. Short-term capital gains are reflected in the financial statements as realized gains on investments but are typically treated as ordinary income for tax purposes.

--------------------------------------------------------------------------------
                                       25

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    The dividends and distributions to shareholders are characterized for tax purposes as follows:

                                                      FOR THE YEAR ENDED
                                                         DECEMBER 31,
                                                  --------------------------
                                                      2003          2002
                                                  ------------   -----------
Ordinary income:
    Class A.....................................  $ 10,169,479   $ 8,421,019
    Class B.....................................     6,717,749     6,589,830
    Class C.....................................    12,365,670    10,523,594
    Class I.....................................     2,693,604     1,857,079
Long-term capital gains:
    Class A.....................................     5,351,848     1,458,604
    Class B.....................................     3,541,213     1,208,145
    Class C.....................................     7,425,651     2,064,654
    Class I.....................................     1,472,701       310,959
Tax return of capital:
    Class A.....................................     1,807,375       116,712
    Class B.....................................     1,370,579        93,175
    Class C.....................................     2,524,900       150,081
    Class I.....................................       428,740        25,463
                                                  ------------   -----------
         Total dividends and distributions to
            shareholders........................  $ 55,869,509   $32,819,315
                                                  ------------   -----------
                                                  ------------   -----------

    At December 31, 2003 the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:

Aggregate cost...................................  $1,070,851,920
                                                   --------------
                                                   --------------
Gross unrealized appreciation....................  $  230,071,900
Gross unrealized depreciation....................  $   (1,517,981)
                                                   --------------
Net unrealized appreciation......................  $  228,553,919
                                                   --------------
                                                   --------------

    Net investment income and net realized gains differ for financial statement and tax purposes primarily due to wash sales on portfolio securities. To the extent such differences are permanent in nature, such amounts are reclassified within the capital accounts.

    The components of distributable earnings on a tax basis consist of undistributed ordinary income of $0 and undistributed capital gains of $0.

--------------------------------------------------------------------------------
                                       26

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 5. CAPITAL STOCK

    The fund is authorized to issue 200 million shares of capital stock, par value $0.001 per share. The board of directors of the fund may increase or decrease the aggregate number of shares of common stock that the fund has authority to issue. Transactions in fund shares were as follows:

                                    FOR THE                     FOR THE
                                  YEAR ENDED                  YEAR ENDED
                               DECEMBER 31, 2003           DECEMBER 31, 2002
                           -------------------------   -------------------------
                             SHARES        AMOUNT        SHARES        AMOUNT
                           ----------   ------------   ----------   ------------
CLASS A:
Sold.....................  17,289,717   $221,736,777    9,957,452   $120,267,487
Issued as reinvestment of
  dividends..............     762,226     10,061,667      429,583      5,105,534
Redeemed.................  (5,196,498)   (64,748,137)  (3,964,624)   (47,209,619)
Redemption fees retained
  by the fund(a).........          --         30,364           --             --
                           ----------   ------------   ----------   ------------
Net increase.............  12,855,445   $167,080,671    6,422,411   $ 78,163,402
                           ----------   ------------   ----------   ------------
                           ----------   ------------   ----------   ------------

                                    FOR THE                     FOR THE
                                  YEAR ENDED                  YEAR ENDED
                               DECEMBER 31, 2003           DECEMBER 31, 2002
                           -------------------------   -------------------------
                             SHARES        AMOUNT        SHARES        AMOUNT
                           ----------   ------------   ----------   ------------
CLASS B:
Sold.....................   7,150,060   $ 88,307,457    5,827,715   $ 68,701,368
Issued as reinvestment of
  dividends..............     201,658      2,577,379       95,347      1,112,708
Redeemed.................  (1,528,912)   (19,041,162)  (1,457,581)   (16,946,475)
                           ----------   ------------   ----------   ------------
Net increase.............   5,822,806   $ 71,843,674    4,465,481   $ 52,867,601
                           ----------   ------------   ----------   ------------
                           ----------   ------------   ----------   ------------

                                    FOR THE                     FOR THE
                                  YEAR ENDED                  YEAR ENDED
                               DECEMBER 31, 2003           DECEMBER 31, 2002
                           -------------------------   -------------------------
                             SHARES        AMOUNT        SHARES        AMOUNT
                           ----------   ------------   ----------   ------------
CLASS C:
Sold.....................  20,097,215   $252,600,375   12,290,578   $144,545,239
Issued as reinvestment of
  dividends..............     411,062      5,291,691      164,767      1,917,333
Redeemed.................  (3,241,261)   (40,351,980)  (2,076,089)   (23,991,499)
                           ----------   ------------   ----------   ------------
Net increase.............  17,267,016   $217,540,086   10,379,256   $122,471,073
                           ----------   ------------   ----------   ------------
                           ----------   ------------   ----------   ------------

-------------------
(a) The fund charges a 1% redemption fee on shares sold within six months of the time of purchase.

--------------------------------------------------------------------------------
                                       27

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

                                    FOR THE                     FOR THE
                                  YEAR ENDED                  YEAR ENDED
                               DECEMBER 31, 2003           DECEMBER 31, 2002
                           -------------------------   -------------------------
                             SHARES        AMOUNT        SHARES        AMOUNT
                           ----------   ------------   ----------   ------------
CLASS I:
Sold.....................   5,316,457   $ 70,719,474    1,689,436   $ 20,434,570
Issued as reinvestment of
  dividends..............     274,169      3,692,602      122,895      1,480,769
Redeemed.................    (944,720)   (11,996,983)    (251,966)    (3,004,950)
                           ----------   ------------   ----------   ------------
Net increase.............   4,645,906   $ 62,415,093    1,560,365   $ 18,910,389
                           ----------   ------------   ----------   ------------
                           ----------   ------------   ----------   ------------

NOTE 6. BORROWINGS

    The fund, in conjunction with Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Realty Shares, Inc., and Cohen & Steers Special Equity Fund, Inc., has entered into a $200,000,000 credit agreement (the credit agreement) with Fleet National Bank, as administrative agent, State Street Bank and Trust Company, as operations agent, and the lenders identified in the credit agreement.

    During the year ended December 31, 2003, the fund had no loans outstanding. For the year ended December 31, 2003, the fund paid commitment fees of $66,000.

--------------------------------------------------------------------------------
                                       28

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Cohen & Steers Equity Income Fund, Inc.

    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Equity Income Fund, Inc. (the 'Fund') at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

    As explained in Note 1, the Fund has revised amounts previously reported as net investment income to reflect the reclassification of distributions in excess of income received from underlying investments. These reclassifications had no effect on net assets or the net increase in net assets resulting from operations.

                                                   PRICEWATERHOUSECOOPERS LLP

New York, New York
February 17, 2004

--------------------------------------------------------------------------------
                                       29

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                      TAX INFORMATION -- 2003 (UNAUDITED)

    During the year ended December 31, 2003 the fund had post May 5th long term capital gains distributions of $12,077,604 and qualified dividend income distribution of $2,754,660. Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, this dividend is eligible for a maximum allowable rate of 15% for individuals.

    For the year ended December 31, 2003 the fund had long term capital gains distributions of $17,791,412.

    Shareholders are advised to consult with their own tax advisors as to the federal, state, and local tax status of income received.

--------------------------------------------------------------------------------
                                       30

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                        INFORMATION ABOUT FUND DIRECTORS

                                                                                                     NUMBER OF
                                                                                                     PORTFOLIOS
                                                                                                      OVERSEEN
                                                                                                     WITHIN THE
                           POSITION(S) HELD      TERM OF      LENGTH OF    PRINCIPAL OCCUPATION(S)      FUND
 NAME, ADDRESS AND AGE        WITH FUND          OFFICE      TIME SERVED   DURING PAST FIVE YEARS     COMPLEX
------------------------  ------------------   -----------   -----------   -----------------------   ----------
Robert H. Steers .......  Director, chairman   Until Next       Since      Co-chairman and              10
757 Third Avenue            and secretary      Election of    inception    co-chief executive
New York, New York                              Directors                  officer of Cohen &
Age: 50                                                                    Steers Capital
                                                                           Management, Inc., the
                                                                           fund's investment
                                                                           manager since 2003.
                                                                           Prior thereto, chairman
                                                                           of Cohen & Steers
                                                                           Capital Management,
                                                                           Inc.

Martin Cohen ...........  Director,            Until Next       Since      Co-chairman and              10
757 Third Avenue            president and      Election of    inception    co-chief executive
New York, New York          treasurer           Directors                  officer of Cohen &
Age: 55                                                                    Steers Capital
                                                                           Management, Inc., the
                                                                           fund's investment
                                                                           manager. Prior thereto,
                                                                           president of Cohen &
                                                                           Steers Capital
                                                                           Management, Inc.

Gregory C. Clark .......  Director             Until Next       Since      Private investor. Prior      10
99 Jane Street                                 Election of    inception    thereto, President of
New York, New York                              Directors                  Wellspring Management
Age: 56                                                                    Group (investment
                                                                           advisory firm).

Bonnie Cohen ...........  Director             Until Next      2001 to     Consultant. Prior            10
1824 Phelps Place, N.W.                        Election of     present     thereto, undersecretary
Washington, D.C.                                Directors                  of state, United States
Age: 61                                                                    Department of State.

George Grossman ........  Director             Until Next       Since      Attorney-at-law.             10
17 Elm Place                                   Election of    inception
Rye, New York                                   Directors
Age: 50

Richard J. Norman ......  Director             Until Next      2001 to     Private investor. Prior      10
7520 Hackamore Drive                           Election of     present     thereto, investment
Potomac, Maryland                               Directors                  representative of
Age: 60                                                                    Morgan Stanley Dean
                                                                           Witter.

Willard H. Smith, Jr ...  Director             Until Next       Since      Director. Board member       10
7231 Encelia Drive                             Election of    inception    of Essex Property
La Jolla, California                            Directors                  Trust, Inc., Highwoods
Age: 67                                                                    Properties, Inc. and
                                                                           Realty Income
                                                                           Corporation. Managing
                                                                           director at Merrill
                                                                           Lynch & Co., Equity
                                                                           Capital Markets
                                                                           Division from 1983 to
                                                                           1995.

--------------------------------------------------------------------------------
                                       31

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                          MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:


              FOR HIGH CURRENT INCOME:                               FOR TOTAL RETURN:

                 COHEN & STEERS                                     COHEN & STEERS
               EQUITY INCOME FUND                                   REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
                                                          REITS
      A, B, C AND I SHARES AVAILABLE
                                                          SYMBOL: CSRSX
      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX


           FOR CAPITAL APPRECIATION:                                 FOR TOTAL RETURN:

                COHEN & STEERS                                        COHEN & STEERS
              SPECIAL EQUITY FUND                              INSTITUTIONAL REALTY SHARES

      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF REITS AND OTHER REAL ESTATE COMPANIES            CAPITAL APPRECIATION, INVESTING PRIMARILY IN
                                                          REITS
       CONCENTRATED, HIGHLY FOCUSED PORTFOLIO
                                                          OFFERS LOW TOTAL EXPENSE RATIO
       SYMBOL: CSSPX
                                                          HIGHER MINIMUM PURCHASE REQUIRED

                                                          SYMBOL: CSRIX


                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                     1-800-330-REIT, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

 PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE FUND CAREFULLY BEFORE
    INVESTING. THIS INFORMATION, AS WELL AS OTHER INFORMATION ABOUT THE FUND, IS DESCRIBED IN THE
                  PROSPECTUS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

--------------------------------------------------------------------------------
                                       32

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

OFFICERS AND DIRECTORS                         KEY INFORMATION

Robert H. Steers                               INVESTMENT ADVISOR
Director and chairman                          Cohen & Steers Capital Management, Inc.
                                               757 Third Avenue
Martin Cohen                                   New York, NY 10017
Director and president                         (212) 832-3232

Gregory C. Clark                               SUBADMINISTRATOR AND CUSTODIAN
Director                                       State Street Bank and Trust Company
                                               225 Franklin Street
Bonnie Cohen                                   Boston, MA 02110
Director
                                               TRANSFER AGENT
George Grossman                                Boston Financial Data Services, Inc.
Director                                       Two Heritage Drive
                                               North Quincy, MA 02171
Richard J. Norman                              (800) 437-9912
Director
                                               LEGAL COUNSEL
Willard H. Smith Jr.                           Simpson Thacher & Bartlett
Director                                       425 Lexington Avenue
                                               New York, NY 10017
Greg E. Brooks
Vice president                                 DISTRIBUTOR
                                               Cohen & Steers Securities, LLC
Adam Derechin                                  757 Third Avenue
Vice president and assistant treasurer         New York, NY 10017

Lawrence B. Stoller                            Nasdaq Symbol: Class A - CSEIX
Assistant secretary                                           Class B - CSBIX
                                                              Class C - CSCIX
                                                              Class I - CSDIX

                                               Web site: cohenandsteers.com

                                               Net asset value (NAV) can be found in
                                               the daily mutual fund listings in the
                                               financial section of most major
                                               newspapers under Cohen & Steers.

                                               This report is authorized for delivery
                                               only to shareholders of Cohen & Steers
                                               Equity Income Fund, Inc. unless
                                               accompanied or preceded by the delivery
                                               of a currently effective prospectus
                                               setting forth details of the fund. Past
                                               performance is of course no guarantee of
                                               future results and your investment may
                                               be worth more or less at the time you sell.



--------------------------------------------------------------------------------
                                       33

COHEN & STEERS
EQUITY INCOME FUND
757 THIRD AVENUE
NEW YORK, NY 10017




    COHEN & STEERS
 EQUITY INCOME FUND




  ANNUAL REPORT
DECEMBER 31, 2003



                  STATEMENT OF DIFFERENMCES

The division sign shall be expressed as............................[div]
The section symbol shall be expressed as........................... 'SS'